UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2024

APOLLO MEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2024, Apollo Medical Holdings, Inc. (the “Company”) announced a proposed name change. On January 25, 2024, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to change its corporate name from “Apollo Medical Holdings, Inc.” to “Astrana Health, Inc.”, effective as of 12:01 a.m. Eastern Time on February 26, 2024 (the “Name Change”). Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders. The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Name Change, the Company expects that its common stock, which trades on The Nasdaq Stock Market LLC, will cease trading under the ticker symbol “AMEH” and will commence trading on February 26, 2024 under the new ticker symbol “ASTH.” There will be no change to the CUSIP number for the Company’s common stock. Outstanding stock certificates for shares of the Company’s common stock will not be affected by the Name Change and will continue to be valid and need not be exchanged.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Apollo Medical Holdings, Inc. (effective February 26, 2024).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: January 26, 2024	By:	/s/ Brandon Sim
	Name: Title:	Brandon Sim Chief Executive Officer and President